Quarterly Information (Unaudited)	12 Months Ended
May 31, 2013
Quarterly Information (Unaudited)

NOTE R—QUARTERLY INFOR MATION (UNAUDITED)

The following is a summary of the quarterly results of operations for the years ended May 31, 2013 and 2012:

	For Quarter Ended
(In thousands, except per share amounts)	August 31 (a)	November 30 (b)	February 28 (c)	May 31 (d)
2013
Net Sales	$1,046,714	$1,017,426	$843,736	$1,170,779
Gross Profit	$433,880	$425,001	$343,564	$500,274
Net Income (Loss) Attributable to
RPM International Inc. Stockholders	$33,913	$41,668	$(42,356)	$65,378
Basic Earnings (Loss) Per Share	$0.26	$0.32	$(0.33)	$0.49
Diluted Earnings (Loss) Per Share	$0.26	$0.31	$(0.33)	$0.49

Dividends Per Share	$0.215	$0.225	$0.225	$0.225

(In thousands, except per share amounts)	August 31	November 30	February 29	May 31
2012
Net Sales	$985,918	$916,085	$773,643	$1,101,770
Gross Profit	$409,626	$369,021	$303,200	$460,416
Net Income Attributable to
RPM International Inc. Stockholders	$76,811	$49,931	$6,625	$82,569
Basic Earnings Per Share	$0.59	$0.38	$0.05	$0.63
Diluted Earnings Per Share	$0.59	$0.38	$0.05	$0.63

Dividends Per Share	$0.210	$0.215	$0.215	$0.215

(a)	For the quarter ended August 31, 2012, net sales and gross profit were reduced by $2.9 million and $5.4 million, respectively, for revised cost estimates on unprofitable contracts related to our industrial segment, and $5.6 million in exit costs associated with those activities that impacted pretax income. Additionally, we wrote down an investment in Kemrock totaling $40.3 million and recognized $5.0 million in bad debt from our loan to Kemrock. The combined impact on net income and earnings per share was $50.9 million and $0.38 per share, respectively.
(b)	For the quarter ended November 30, 2012, we wrote down our remaining investment in Kemrock, which impacted net income and earnings per share by $10.8 million and $0.09 per share, respectively.
(c)	For the quarter ended February 28, 2013, we accrued a loss of $68.8 million for a proposed settlement between our Building Solutions Group and the General Services Administration (“GSA”). Additionally, net income was impacted by $1.6 million for the impact of a strategic repositioning of certain industrial segment operations in Brazil. The combined impact of these items on net income and earnings per share for the third quarter was $51.0 million and $0.40 per share, respectively.
(d)	For the quarter ended May 31, 2013, we recorded $23.9 million in restructuring expense, including $3.9 million in inventory markdowns. We also recorded bad debt for the remaining amount of our loan to Kemrock totaling $4.0 million and wrote off our remaining investment in Kemrock common stock and in Kemrock convertible debt for a combined loss of $18.5 million. Additionally, we reduced our estimated accrual for our agreement in principle with the GSA by $3.7 million. The combined impact of these items on net income and earnings per share for the fourth quarter was $30.0 million and $0.23 per share, respectively.

Quarterly earnings per share may not total to the yearly earnings per share due to the weighted-average number of shares outstanding in each quarter.